UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JDD
Nuveen Diversified Dividend and Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, and Thomas J. Ray, CFA serve as the Fund’s portfolio management team.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer and Chief Executive Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Effective September 25, 2017, Scott Caraher was added as a portfolio manager for the Fund as part of the Symphony Asset Management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review U.S. economy and financial markets, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2017.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

Global equity markets enjoyed a banner year, with the MSCI EAFE Index returning 25.03% and the MSCI ACWI ex- U.S. Index 27.19%. Global Technology companies were the market leaders with emerging market technology companies appreciating in excess of 60% for the reporting period. The MSCI Emerging Markets Index ended the reporting period up 37.28%. The U.S. markets ended the reporting period strong with the S&P 500® Index rising 21.83%, the Dow Jones

6	NUVEEN

Industrial Average 28.11% and NASDAQ-100 Index 32.99%. A favorable macroeconomic backdrop drove returns, including the first period of synchronized global economic growth in nearly a decade. Manufacturing and international trade led the growth, along with easy central bank monetary policies, increasing corporate earnings and rising global demand. In the U.S., evidence of faster growth and much anticipated tax reform further strengthened business confidence and drove markets higher. Corporate earnings enjoyed a strong upturn and exceeded expectations. Although the threat of global deflation has receded, falling unemployment and faster growth have not yet translated into significantly higher inflation on a global basis. While the Fed raised rates for a third time in December 2017, most major central banks remain in hyper accommodative mode.

For the real estate market, with the new tax law rolling out and the Fed significantly in-motion on the policy front, investors have shifted their expectations. U.S. equities finished the year in a euphoric state, staging an epic rally during the twelve-month reporting period in anticipation of stronger economic growth and corporate vigor. Fixed income markets have been relatively tranquil, but there is an underlying unease as investors scour the horizon for signs of emerging inflation. While it is too early to gauge how U.S. real estate values may respond to shifting investor expectations for growth, the public face of real estate, REITs, have been a notable no-show to the equity rally, behaving more like fixed income securities. Real estate has benefitted hugely from the low rate environment and, with longer term leases in many property segments, presents a more fixed income profile to shifting economic conditions that might include rising interest rates. In addition, real estate is priced on the margin by tax-exempt institutions and flow-through vehicles, yielding less benefit to pricing or value from lower corporate tax rates. Finally, retail real estate has been at the center of a significant structural shift roiling the retail world as consumers exploit new opportunities for convenience and value and other property segments face new supply and shifting Millennial tastes.

Levered loan credit performance was positive for the 2017 against the backdrop of a strengthening U.S. economy, which was supported by steady consumer spending, improving corporate earnings, stable U.S. government spending and a low inflationary environment. In terms of consumption, the economy continued to benefit from low interest rates, stabilizing energy prices, as well as low unemployment with modestly improving hourly wages. The fundamental landscape for levered credit remains constructive and technicals remain supportive given strong institutional demand.

The broad leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced returns of 4.25% for the reporting period. Loan mutual funds reported positive inflows and finished the year net positive $13.5 billion, while Collateralized Loan Obligation (CLO) issuance totaled $117.1 billion for 2017. For the year gross new loan issuance was $973.6 billion, driven primarily by refinancing and repricing related activity, the largest annual total since 2013. The par-weighted U.S. default rate closed the reporting period at 1.84% and remained well below the 3.3% long-term average.

Performance across emerging markets fixed income sectors was positive during 2017. Emerging markets external debt, as measured by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, returned 10.26% during the reporting period; credit spreads for the index narrowed by 57 basis points to a level of 285 basis points by the end of December 2017. Decreases in emerging markets (EM) interest rates and appreciation of emerging markets currencies versus the U.S. dollar contributed to results.

What were the key strategies used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund’s investment objectives are high current income and total return, while utilizing equity and debt strategies focused on providing current income, total return potential and reducing U.S. interest rate sensitivity. In its efforts to achieve these objectives, the Fund is managed by specialists in several non-traditional asset classes and invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least

NUVEEN	7

Portfolio Managers’ Comments (continued)

40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. NWQ employs a value based approach from their bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside protection characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. NWQ has seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the JDD portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge. As of December 31, 2017, the portfolio allocations were 99.0% common stocks and 1.0% cash equivalents.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among noninvestment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2017. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2017, JDD underperformed the S&P 500® Index, but outperformed its comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, positively contributed to the Fund’s performance versus its blended benchmark. Positive stock selection in the financial services and information technology sectors contributed to performance. This was partially offset by weakness in the consumer discretionary, health care and consumer staples sectors. Geographically, the Fund’s investments in Germany, France and the Netherlands helped performance, while investments in the U.S., the United Kingdom and Israel detracted from performance.

8	NUVEEN

Individual holdings that positively contributed to performance included information technology holding Oracle Corporation. Oracle reported another impressive quarter for its fourth quarter Fiscal Year 2017. Total revenues were up 3%, beating expectations by almost 5%, while earnings per share (EPS) was $0.10 ahead of consensus. Perhaps more surprising, was that new software licenses declined only 4% in constant currency, diverging from what had been double-digit declines in the previous seven-plus quarters. Utilities holding Veolia Environment S.A. was also a strong performer during the entire reporting period after a more difficult 2016. They reported solid second quarter 2017 earnings. NWQ’s thesis for Veolia hinges on improving free-cash-flow through cost-cutting and the shedding of unprofitable contracts. The company should benefit from a liberalization of the French economy that may allow them to cut headcount at a faster rate. The company’s cash flows and growth prospects look robust heading into 2018. Finally, industrial holding Deutsche Post AG was a positive contributor to performance as the company looks like a key beneficiary of a recovery in the Eurozone economy. Deutsche Post should also be able to take advantage of ongoing systems issues that FedEx has seen with their TNT integration, leading to a market share shift to Deutsche Post’s Express division. NWQ continues to believe that Deutsche Post can grow EBIT (earnings before interest and taxes) faster than expectations with mail headwinds abating and parcel growth remaining strong.

Positions that detracted from performance include consumer discretionary holding National CineMedia, Inc., which detracted from portfolio performance as the company cut their full-year guidance. NWQ views them as a company in transition from a legacy, local-centric advertising platform, to a more interactive, millennial-focused national platform. Although this transition may take longer than expected because the company also is facing cyclical advertising weakness, NWQ views it as one of the few ways to target a hard-to-reach demographic that commands superior CPMs (cost per thousands). We also believe that due to its relationship with exhibitors, the company’s dividend is sustainable and can provide compensation while waiting for advertising to recover. Health care holding Teva Pharmaceutical Industries Limited also detracted from performance. Teva missed estimates, guided down and cut the dividend, due in part to sustained pressure in the generic industry in addition to firm specific challenges. The appointment of a reputable CEO, Kare Schultz, led to a brief relief rally in the market which proved to be short lived with the earlier than expected approval of a generic Copaxone. Still, adjusted debt covenants and advancement of the pipeline offer some reprieve while the company begins to turn around. Lastly, industrials holding General Electric Company (GE) detracted from performance. Shares of GE declined significantly in 2017 as a string of disappointing results and a reduction in free cash flow guidance led to the exit of CEO Jeffrey Immelt and a 50% cut to the company’s annual dividend payout. Results in key business units fell well below management forecasts and 2018 earnings guidance was initiated at $1.00/share; a dramatic “reset” from the $2.00 target that management reaffirmed less than one year ago. While newly appointed CEO John Flannery (former president of GE Healthcare) has outlined plans to refocus the business, an acknowledgement that secular pressures within the power segment have gone unaddressed and suggests that efforts to right-size the business will take time.

The Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

Security Capital

The real estate portion of the Fund managed by Security Capital contributed to the Fund’s performance. During the reporting period, there were distinctive differences by property type with the underlying themes and influences reflecting company-specific factors, earlier reporting period performance differentials and, importantly, shifting investor expectations colored by macro-economic trends. In this context, the performance leaders by major property type were the office, self-storage and industrial companies.

For the industrial sector, strong performance was driven by both the traditional industrial warehouse companies including Prologis, Inc., as well as the data center companies in the segment including Coresite Realty Corporation. While investors in the industrial sector are mindful of significant new warehouse construction in key distribution markets, rent

NUVEEN	9

Portfolio Managers’ Comments (continued)

and occupancy levels are benefitting from strong user demand driven, in part, by the rapidly expanding supply-chain requirements of on-line retail fulfillment. The significant and growing data center component grouped within the industrial segment has seen returns energized by strong user demand, attractive development yields, earnings accretive merger and acquisition (M&A) activity and asset acquisitions. Senior Housing Properties Trust, a health care company, also contributed to the Fund’s performance within its common equity investments.

During the reporting period, the Fund’s benchmark-relative performance was constrained by common equity investments in shopping centers, manufactured homes and regional malls. In particular, investments within strip center companies such as Weingarten Realty Trust and DDR Corp and regional mall companies, such as Macerich Company, detracted from performance. For the shopping center and mall companies, investors have been highly cautious regarding the shifting retailing landscape in the context of accelerating online sales and the associated shifts in strategy by retailers, including store closures and bankruptcies. However, the mall companies benefitted late in the reporting period from a wave of news and announcements suggesting prospects of M&A in the mall sector as Brookfield Property Investors bid for the remaining 65% of GGP Inc. which they do not own. In addition, activist investors announced positions in Macerich Company and Taubman Centers Inc. Lastly, French shopping center company Unibail-Rodamco reached agreement to acquire the U.S. and U.K. mall portfolio of Australia-based Westfield Corp.

Changes in the 10-year treasury rate have affected REIT pricing, both negatively and positively, as rates have oscillated between 1.5% and 2.5% over the last few years. Despite the pricing volatility in REITs, investors have earned relatively attractive annual rates of return, ranging from 5% - 8%, during this reporting period. Other fundamental factors affecting REITs, such as the increase in new supply, macro-economic uncertainties and government policy changes also play a role in REIT potential returns, which may collectively be more important to consider, rather than the current investor focus on the rise and fall of interest rates. Importantly, we note that cash flow growth, though decelerating from the recent historically robust levels, remains the norm for most of the property types that make up a diversified REIT portfolio. The combination of this growth, while investors earn substantial dividends, suggests REIT investment returns may remain attractive, even if interest rates follow a measured upward bias over the next three years.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. All sectors positively contributed to performance. In particular, the consumer discretionary, information technology and health care sectors were the strongest performers for the reporting period.

The Fund’s position in radio broadcasting company, Cumulus Media, Inc. contributed to performance. During the reporting period, the loan traded higher as the company officially filed for bankruptcy with a plan to reduce debt and give the majority of the equity in the company to senior lenders. The loan of global payment processing and services company, First Data Corporation, also contributed to performance. The loan benefitted returns as the company continued to report strong earnings as well as announcing the acquisitions of Acculynk and CardConnect, which should help drive future growth. Lastly, the loan of a large satellite company, Intelsat Jackson Holdings, S.A contributed to performance. The company successfully completed an exchange with a group of junior bondholders in an effort to address its high leverage level and separately completed a senior note offering, using the net proceeds to refinance shorter term debt. Demand for its satellite service has also steadily increased in correlation with global growth.

The specific loans that detracted from performance included positions in consumer staples sector, including Revlon Consumer Products Corporation. During the reporting period, the company announced disappointing second quarter earnings, with a drop in revenue and gross profit margins. The company did report higher demand in international markets. Lastly, detracting from performance was the loan of offshore energy and exploration company, Fieldwood Energy LLC. The loan traded down during the reporting period as the company’s overleveraged balance sheet created concern that the company would file for bankruptcy.

10	NUVEEN

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, Wellington Management favored issuers in Eastern Europe and the Middle East over Asia and Latin America. In terms of external sovereign debt, Wellington Management favored Central and Eastern European markets with improving fundamentals such as Bulgaria, Azerbaijan, and Croatia. Wellington Management also favored select African countries with strong reform stories, including Ghana, the Ivory Coast, and Morocco. In addition, we favored higher quality, Gulf Cooperation Council (GCC) countries, specifically Saudi Arabia, as well as the United Arab Emirates in the latter part of the reporting period, where valuations were attractive relative to credit quality. In contrast, Wellington Management was underweight Latin American investment grade countries where valuations were tight, including Chile and Peru. Wellington Management maintained underweights to Asian countries where valuations were tight, including Malaysia and the Philippines. Wellington Management kept relatively low exposure to local markets and corporate debt throughout the reporting period. Local markets debt exposure was concentrated in select high yielding markets, such as Brazil, where low inflation and subdued growth created room for monetary policy easing. Emerging markets currency exposure was mainly concentrated in Latin America during the first half of the reporting period but expanded to include all emerging markets regions in the second half of the reporting period, as currencies were attractive from a strict valuation perspective. Corporate exposure was more limited throughout the reporting period due to stretched valuations.

The emerging market portion of the Fund contributed to performance. Country allocation drove positive results, with security selection and local rates positioning also aiding performance. In contrast, developed market duration detracted from results, as did their underweight to credit spread duration for most of the reporting period; emerging markets currency positioning was also a slight drag on performance.

During the reporting period, at the country level, an overweight allocation relative to the benchmark to the Dominican Republic, along with underweight country allocations to Peru and the Philippines, aided results. An allocation to local rates in Brazil, as well as to local rates in Peru for most of the year, also proved favorable. In addition, an overweight exposure to short- and mid-dated external sovereign debt and an allocation to external quasi-sovereign debt in Argentina contributed to performance, as did overweight exposure to external quasi-sovereign debt in Brazil.

In contrast, a slight overweight country allocation to Venezuela for most of the reporting period weighed on results, as did an out-of-index allocation to Israel. An underweight country allocation to Costa Rica earlier in the reporting period, an underweight country allocation to Ecuador later in the reporting period and a lack of exposure to Iraq for most of the reporting period also proved unfavorable. In addition, an overweight exposure to select external sovereign and quasi-sovereign debt in Venezuela detracted from performance, as did a lack of exposure to external quasi-sovereign debt and an overweight exposure to long-dated external sovereign debt in Costa Rica.

Additionally, Wellington Management used currency forward contracts, buying currencies Wellington Management expected to appreciate and selling currencies Wellington Management expected to depreciate. Currency forwards were also used to hedge currency exposure to some local currency denominated emerging markets debt holdings. In aggregate, emerging markets currency positioning detracted from overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a negative impact on performance.

NUVEEN	11

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts impact on performance was positive during this reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	31.04%
Regulatory Leverage*	31.04%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	December 31, 2017	Average Balance Outstanding	Draws	Paydowns	February 28, 2018
$112,400,000	$500,000	$ —	$112,900,000	$112,653,425	$ —	$ —	$112,900,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

12	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31,
2017

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
9/2003	$0.2700	$1.0800	$0.4709	$0.3589	$2.0804	8.50%	8.50%	12.21%	9.32%

[1]	Current distribution per share, annualized, divided, by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution” rate.

NUVEEN	13

Common Share Information (continued)

The following table provides the Fund’s distribution sources as of December 31, 2017.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2017

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
37.95%	46.66%	15.39%	$1.3376	$0.5076	$0.6241	$0.2059

[1]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

The Tax Cuts and Jobs Act

A large portion of the Fund’s portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

COMMON SHARE REPURCHASES

During August 2017, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	465,000
Common shares authorized for repurchase	1,975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$12.70
Common share price	$12.30
Premium/(Discount) to NAV	(3.15)%
12-month average premium/(discount) to NAV	(3.68)%

14	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

NUVEEN	15

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	12.21%	9.32%	6.54%
JDD at Common Share Price	22.48%	11.04%	8.53%
Blended Index (Comparative Benchmark)	10.33%	7.78%	7.50%
S&P 500® Index	21.83%	15.79%	8.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	37.6%
Emerging Market Debt and Foreign Corporate Bonds	36.2%
REIT Common Stocks	35.7%
Variable Rate Senior Loan Interests	31.7%
Structured Notes	0.8%
$1,000 Par (or similar) Institutional Preferred	0.3%
$25 Par (or similar) Retail Preferred	0.3%
Convertible Preferred Securities	0.3%
Corporate Bonds	0.0%
Investment Companies	1.3%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	145.0%
Borrowings	(45.0)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	1.6%
A	3.5%
BBB	30.3%
BB or Lower	59.8%
N/R (not rated)	4.8%
Total	100%

Portfolio Composition

(% of total investments)

Emerging Market Debt and Foreign Corporate Bonds	25.1%
REIT Common Stocks	24.7%
Banks	5.2%
Software	3.1%
Media	2.9%
Pharmaceuticals	2.4%
Diversified Telecommunication Services	2.3%
Insurance	2.3%
Capital Markets	1.8%
Chemicals	1.7%
Oil, Gas, & Consumable Fuels	1.7%
Hotels, Restaurants & Leisure	1.6%
Food Products	1.5%
Semiconductors & Semiconductor Equipment	1.4%
Health Care Providers & Services	1.3%
Investment Companies	0.9%
Repurchase Agreements	0.2%
Other	19.9%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Retail	5.2%
Specialized	5.0%
Residential	4.3%
Office	3.3%
Health Care	2.8%

Country Allocation1

(% of total investments)

United States	54.9%
United Kingdom	3.5%
Germany	3.0%
Russia	1.9%
Japan	1.8%
Netherlands	1.8%
Hungary	1.8%
Argentina	1.6%
Ireland	1.4%
France	1.3%
Croatia	1.2%
Switzerland	1.1%
Turkey	1.0%
Dominican Republic	1.0%
Azerbaijan	1.0%
Spain	1.0%
Indonesia	0.9%
Other	19.8%
Total	100%

1	Includes 26.2% (as a percentage of total investments) in emerging market countries.
REIT	Real Estate Investment Trust

NUVEEN	17

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Diversified Dividend and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Diversified Dividend and Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2018

18	NUVEEN

JDD

Nuveen Diversified Dividend and Income Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.9% (98.9% of Total Investments)

	COMMON STOCKS – 37.6% (26.0% of Total Investments)

	Air Freight & Logistics – 0.6%

33,200	Deutsche Post AG, (2)	$1,578,113

	Airlines – 0.7%

29,357	Delta Air Lines, Inc.	1,643,992

	Automobiles – 0.6%

18,160	Daimler AG, (2)	1,535,617

	Banks – 7.1%

495,500	AIB Group PLC	3,269,889
221,500	Bank of Ireland Group PLC, (2), (3)	1,891,619
46,828	CIT Group Inc.	2,305,342
42,234	Citigroup Inc., (4)	3,142,632
133,872	ING Groep N.V., ADR	2,471,277
17,852	JP Morgan Chase & Co.	1,909,093
41,378	The Bank of NT Butterfield and Son Limited	1,501,608
771,700	Unicaja Banco SA, 144A, (3)	1,216,664
	Total Banks	17,708,124

	Biotechnology – 0.4%

13,109	Gilead Sciences, Inc.	939,129

	Capital Markets – 2.5%

71,800	Ares Capital Corporation	1,128,696
22,300	Aurelius AG, (2)	1,520,730
132,221	Deutsche Boerse AG, ADR, (2)	1,525,169
108,200	UBS Group AG, (2)	1,987,932
	Total Capital Markets	6,162,527

	Chemicals – 1.6%

133,000	CVR Partners LP	436,240
51,407	Dow Chemical Company	3,661,207
	Total Chemicals	4,097,447

	Communications Equipment – 0.5%

33,026	Cisco Systems, Inc.	1,264,896

	Diversified Financial Services – 0.6%

140,000	Challenger Limited, (2)	1,526,768

	Diversified Telecommunication Services – 1.5%

47,865	Nippon Telegraph and Telephone Corporation, ADR, (2)	2,261,143
102,100	Telefonica Brasil SA, (2)	1,496,890
	Total Diversified Telecommunication Services	3,758,033

	Electric Utilities – 0.8%

64,600	FirstEnergy Corp.	1,978,052

	Electrical Equipment – 0.4%

13,000	Eaton PLC	1,027,130

	Energy Equipment & Services – 0.0%

3,347	Ocean Rig UDW Inc., (3)	89,700

NUVEEN	19

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Food Products – 0.8%

180,863	Orkla ASA, ADR, (2)	$1,908,557

	Gas Utilities – 0.4%

176,600	Italgas SPA, (2)	1,077,572

	Health Care Equipment & Supplies – 0.6%

37,500	Philips Electronics	1,417,500

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (3)	772

	Household Durables – 0.7%

98,900	Sekisui House, Ltd., (2)	1,784,023

	Industrial Conglomerates – 0.6%

27,222	General Electric Company	475,024
7,800	Siemens AG, (2)	1,079,969
	Total Industrial Conglomerates	1,554,993

	Insurance – 3.3%

43,800	Ageas, (2)	2,139,613
8,000	Allianz AG ORD Shares, (2)	1,830,782
23,700	CNA Financial Corporation	1,257,285
39,500	NN Group NV, (2)	1,708,514
11,000	RenaissanceRe Holdings, Limited	1,381,490
	Total Insurance	8,317,684

	Media – 0.9%

478,668	Hibu PLC, (3)	1
2,099	Metro-Goldwyn-Mayer, (3)	215,672
75,500	National CineMedia, Inc.	517,930
3,185	Tribune Media Company	159
47,674	Viacom Inc., Class B	1,468,836
	Total Media	2,202,598

	Multi-Utilities – 1.3%

127,200	Veolia Environment S.A., (2)	3,243,492

	Oil, Gas & Consumable Fuels – 2.1%

11,169	Chevron Corporation	1,398,247
97,426	Enterprise Products Partnership LP	2,582,763
9	Southcross Holdings Borrower LP, (3)	3,038
24,800	Total SA, Sponsored ADR	1,370,944
	Total Oil, Gas & Consumable Fuels	5,354,992

	Pharmaceuticals – 2.9%

36,799	AstraZeneca PLC, ADR	1,276,925
83,100	GlaxoSmithKline PLC, ADR	2,947,557
48,000	Roche Holdings AG, Sponsored ADR, (2)	1,515,840
28,300	Takeda, (2)	1,602,280
	Total Pharmaceuticals	7,342,602

	Real Estate Management & Development – 1.0%

187,200	Great Eagle Holdings Limited, (2)	982,188
859,600	Sino Land Company Limited, (2)	1,520,725
	Total Real Estate Management & Development	2,502,913

	Road & Rail – 0.7%

12,520	Union Pacific Corporation	1,678,932

20	NUVEEN

Shares		Description (1)				Value

		Semiconductors & Semiconductor Equipment – 1.3%

102,290		Cypress Semiconductor Corporation				$1,558,900
63,500		Infineon Technologies AG, (2)				1,729,371
		Total Semiconductors & Semiconductor Equipment				3,288,271

		Software – 2.1%

19,072		Microsoft Corporation				1,631,419
78,462		Oracle Corporation				3,709,683
		Total Software				5,341,102

		Specialty Retail – 0.4%

246,000		Kingfisher plc				1,121,627

		Tobacco – 1.2%

67,614		Imperial Brands PLC, ADR, (2)				2,885,089
		Total Common Stocks (cost $77,827,334)				94,332,247

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 36.2% (25.1% of Total Investments)

		Angola – 0.3%

$650		Republic of Angola, Reg S	9.500%	11/12/25	B2	$748,593

		Argentina – 2.3%

345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	B+	382,088
310		City of Buenos Aires, Argentina, 144A	7.500%	6/01/27	B+	345,030
320		City of Buenos Aires, Argentina, Reg S	7.500%	6/01/27	B+	356,160
210		Province of Buenos Aires, 144A	9.125%	3/16/24	B+	245,700
220		Province of Buenos Aires, 144A	7.875%	6/15/27	B+	244,160
140		Province of Buenos Aires, Reg S	10.875%	1/26/21	B+	159,250
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B+	184,673
150		Republic of Argentina	6.250%	4/22/19	B+	156,607
409		Republic of Argentina	6.875%	4/22/21	B+	445,401
100	EUR	Republic of Argentina	3.375%	1/15/23	B3	122,380
510		Republic of Argentina	7.500%	4/22/26	B+	576,887
850		Republic of Argentina	6.875%	1/26/27	B+	928,625
150	EUR	Republic of Argentina	5.250%	1/15/28	B3	187,272
21		Republic of Argentina, (7)	8.280%	12/31/33	B+	24,301
595		Republic of Argentina	2.500%	12/31/38	B+	437,414
150		Republic of Argentina	7.625%	4/22/46	B+	169,200
166		YPF Sociedad Anonima, 144A	8.750%	4/04/24	B2	190,651
139		YPF Sociedad Anonima, 144A	6.950%	7/21/27	B+	147,548
155		YPF Sociedad Anonima, 144A	7.000%	12/15/47	B+	153,605
180		YPF Sociedad Anonima, Reg S	8.500%	7/28/25	B2	208,800
		Total Argentina				5,665,752

		Azerbaijan – 1.4%

1,710		Azerbaijan Government International Bond, Reg S	4.750%	3/18/24	BB+	1,765,233
460		Azerbaijan Government International Bond, Reg S	3.500%	9/01/32	BB+	398,417
335		Azerbaijan State Oil Company, Reg S	4.750%	3/13/23	BB+	339,198
210		Azerbaijan State Oil Company, Reg S	6.950%	3/18/30	BB+	232,567
400		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	BB+	454,500
260		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	BB+	295,425
		Total Azerbaijan				3,485,340

		Belarus – 0.1%

200		Republic of Belarus, Reg S	7.625%	6/29/27	B	223,116

NUVEEN	21

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Brazil – 0.8%

730	BRL	Brazil Nota do Tesouro Nacional	10.000%	1/01/21	BB	$226,669
256		Brazil Nota do Tesouro Nacional	6.000%	8/15/50	BB	258,371
225		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BB	231,638
240		Federative Republic of Brazil	4.625%	1/13/28	BB	241,080
200		Gerdau Trade Inc., 144A	4.875%	10/24/27	BBB–	199,000
220		Petrobras Global Finance BV	6.125%	1/17/22	BB	233,475
110		Petrobras Global Finance BV	8.750%	5/23/26	BB	131,450
556		Petrobras Global Finance BV, 144A	5.999%	1/27/28	BB	557,390
		Total Brazil				2,079,073

		Bulgaria – 0.3%

555	EUR	Republic of Bulgaria, Reg S	3.125%	3/26/35	Baa2	749,988

		Chile – 0.2%

260		Corporacion Nacional del Cobre, 144A	3.625%	8/01/27	A+	260,330
200		Empresa Nacional del Petroleo, 144A	4.500%	9/14/47	A	191,520
		Total Chile				451,850

		China – 0.8%

230		Sinopec Group Overseas Development 2016 Limited, 144A	3.500%	5/03/26	A+	231,513
925		Sinopec Group Overseas Development 2017 Limited, 144A	3.625%	4/12/27	A1	930,541
425		State Grid Overseas Investment 2016 Ltd, 144A	2.750%	5/04/22	A+	421,149
430		State Grid Overseas Investment 2016 Ltd, 144A	3.500%	5/04/27	A+	431,907
		Total China				2,015,110

		Colombia – 0.5%

260		EcoPetrol SA	5.875%	9/18/23	BBB	287,300
420,000	COP	Republic of Colombia	7.750%	4/14/21	Baa2	149,504
205		Republic of Colombia	3.875%	4/25/27	Baa2	208,690
175,000	COP	Republic of Colombia	9.850%	6/28/27	Baa2	73,242
625		Republic of Colombia	5.000%	6/15/45	Baa2	660,937
		Total Colombia				1,379,673

		Costa Rica – 0.5%

645		Republic of Costa Rica, Reg S	7.000%	4/04/44	Ba2	665,698
505		Republic of Costa Rica, Reg S	7.158%	3/12/45	Ba2	530,250
		Total Costa Rica				1,195,948

		Cote d’Ivoire (Ivory Coast) – 1.0%

335		Ivory Coast Republic, 144A	5.375%	7/23/24	Ba3	340,886
390		Ivory Coast Republic, 144A	6.125%	6/15/33	Ba3	397,006
365		Ivory Coast Republic, Reg S	5.375%	7/23/24	Ba3	371,413
420		Ivory Coast Republic, Reg S	6.375%	3/03/28	Ba3	443,738
803		Ivory Coast Republic, Reg S	5.750%	12/31/32	B+	797,561
250		Ivory Coast Republic, Reg S	6.125%	6/15/33	Ba3	254,491
		Total Cote d’Ivoire (Ivory Coast)				2,605,095

		Croatia – 1.7%

540		Republic of Croatia, Reg S	6.750%	11/05/19	BB	579,510
535		Republic of Croatia, Reg S	6.625%	7/14/20	BB	582,625
710		Republic of Croatia, Reg S	6.375%	3/24/21	BB	780,203
660		Republic of Croatia, Reg S	5.500%	4/04/23	BB	727,279
850	EUR	Republic of Croatia, Reg S	3.000%	3/11/25	BB	1,100,852
325	EUR	Republic of Croatia, Reg S	3.000%	3/20/27	BB	418,840
		Total Croatia				4,189,309

		Cyprus – 0.1%
300		Novolipetsk Steel via Steel Funding DAC, 144A	4.000%	9/21/24	BBB–	300,750

22	NUVEEN

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Dominican Republic – 1.5%

$165	Dominican Republic, 144A	6.600%	1/28/24	BB–	$185,006
550	Dominican Republic, 144A	5.500%	1/27/25	BB–	582,313
239	Dominican Republic, 144A	6.875%	1/29/26	BB–	272,522
285	Dominican Republic, Reg S	6.600%	1/28/24	BB–	319,556
1,140	Dominican Republic, Reg S	5.875%	4/18/24	BB–	1,227,199
155	Dominican Republic, Reg S	6.875%	1/29/26	BB–	176,740
545	Dominican Republic, Reg S	7.450%	4/30/44	BB–	649,913
290	Dominican Republic, Reg S	6.850%	1/27/45	BB–	325,528
	Total Dominican Republic				3,738,777

	Ecuador – 0.5%

225	Republic of Ecuador, 144A	10.750%	3/28/22	B	262,969
786	Republic of Ecuador, 144A	9.650%	12/13/26	B	901,935
200	Republic of Ecuador, Reg S	7.950%	6/20/24	B	212,500
	Total Ecuador				1,377,404

	Egypt – 0.5%

640	Arab Republic of Egypt, 144A	7.500%	1/31/27	B	707,391
200	Arab Republic of Egypt, Reg S	6.125%	1/31/22	B	209,219
200	Arab Republic of Egypt, Reg S	7.500%	1/31/27	B	221,129
200	Arab Republic of Egypt, Reg S	8.500%	1/31/47	B	229,438
	Total Egypt				1,367,177

	El Salvador – 0.6%

75	Republic of El Salvador, 144A	6.375%	1/18/27	B–	76,312
361	Republic of El Salvador, Reg S	7.750%	1/24/23	B–	395,970
185	Republic of El Salvador, Reg S	5.875%	1/30/25	B–	185,925
325	Republic of El Salvador, Reg S	6.375%	1/18/27	B–	330,687
45	Republic of El Salvador, Reg S	8.250%	4/10/32	B–	51,687
75	Republic of El Salvador, Reg S	7.625%	9/21/34	B–	83,625
105	Republic of El Salvador, Reg S	7.650%	6/15/35	B–	113,811
150	Republic of El Salvador, Reg S	7.625%	2/01/41	B–	162,750
	Total El Salvador				1,400,767

	Ghana – 0.5%

765	Republic of Ghana, 144A	10.750%	10/14/30	BB–	1,052,319
200	Republic of Ghana, Reg S	8.125%	1/18/26	B	222,263
	Total Ghana				1,274,582

	Honduras – 0.2%

360	Honduras Government, 144A	6.250%	1/19/27	BB–	384,156

	Hungary – 2.5%

590	Hungarian Development Bank, Reg S	6.250%	10/21/20	Baa3	642,119
581	Republic of Hungary, Government Bond	6.250%	1/29/20	BBB–	622,425
2,566	Republic of Hungary, Government Bond	6.375%	3/29/21	BBB–	2,848,465
1,824	Republic of Hungary, Government Bond	5.375%	2/21/23	BBB–	2,029,200
196	Republic of Hungary, Government Bond	5.750%	11/22/23	BBB–	224,155
	Total Hungary				6,366,364

	Indonesia – 1.4%

235	Majapahit Holdings BV, Reg S	8.000%	8/07/19	BBB	254,223
365	Majapahit Holdings BV, Reg S	7.875%	6/28/37	BBB	492,312
200	Republic of Indonesia, 144A	5.250%	1/08/47	BBB	226,182
530	Republic of Indonesia, Reg S	4.750%	1/08/26	BBB	575,761
200	Republic of Indonesia, Reg S	4.350%	1/08/27	BBB	211,676
714	Republic of Indonesia, Reg S	7.750%	1/17/38	BBB	1,021,094
200	Republic of Indonesia, Reg S	5.125%	1/15/45	BBB	221,061
350	Republic of Indonesia Treasury Bill, Reg S	5.250%	1/08/47	BBB	395,818
	Total Indonesia				3,398,127

NUVEEN	23

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Israel – 0.2%

$400	State of Israel	4.500%	1/30/43	A+	$436,163

	Jamaica – 0.4%

660	Jamaica Government	6.750%	4/28/28	B	747,450
200	Jamaica Government	7.875%	7/28/45	B	243,500
	Total Jamaica				990,950

	Jordan – 0.2%

200	Kingdom of Jordan, 144A	6.125%	1/29/26	B+	205,750
200	Kingdom of Jordan, 144A	7.375%	10/10/47	B+	208,373
	Total Jordan				414,123

	Kazakhstan – 0.9%

330	Kazakhstan Development Bank, Reg S	6.500%	6/03/20	Baa3	352,284
220	KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB–	223,009
380	Kazmunaygas National, 144A	3.875%	4/19/22	Baa3	385,700
640	Kazmunaygas National, 144A	4.750%	4/19/27	Baa3	673,856
595	Kazmunaygas National, 144A	5.750%	4/19/47	Baa3	633,973
	Total Kazakhstan				2,268,822

	Kenya – 0.2%

400	Republic of Kenya, Reg S	6.875%	6/24/24	B+	425,584

	Kuwait – 0.1%

200	State of Kuwait, Reg S	3.500%	3/20/27	AA	203,208

	Lebanon – 0.2%

280	Republic of Lebanon	6.375%	3/09/20	B–	279,772
160	Republic of Lebanon, Reg S	5.450%	11/28/19	B–	158,736
130	Republic of Lebanon, Reg S	8.250%	4/12/21	B–	135,395
	Total Lebanon				573,903

	Lithuania – 0.2%

405	Republic of Lithuania, Reg S	7.375%	2/11/20	A–	447,215

	Mexico – 1.0%

405	Petroleos Mexicanos	6.875%	8/04/26	BBB+	459,169
185	Petroleos Mexicanos	5.625%	1/23/46	BBB+	171,217
1,074	Petroleos Mexicanos	6.750%	9/21/47	BBB+	1,121,095
70	Petroleos Mexicanos, 144A	5.375%	3/13/22	BBB+	74,200
145	Petroleos Mexicanos, 144A	6.500%	3/13/27	BBB+	158,485
233	Petroleos Mexicanos, 144A	6.750%	9/21/47	BBB+	243,217
330	United Mexican States	4.750%	3/08/44	A3	333,630
	Total Mexico				2,561,013

	Mongolia – 0.4%

325	Mongolia Government International Bond, 144A	10.875%	4/06/21	B–	381,621
400	Mongolia Government International Bond, 144A	5.625%	5/01/23	B–	403,574
200	Mongolia Government International Bond, Reg S	5.125%	12/05/22	B–	198,029
	Total Mongolia				983,224

	Morocco – 0.9%

305	Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	345,595
760	Office Cherifien Des Phosphates SA, Reg S	5.625%	4/25/24	BBB–	813,534
495	Office Cherifien Des Phosphates SA, Reg S	4.500%	10/22/25	BBB–	494,972
480	Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	549,362
	Total Morocco				2,203,463

24	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Nigeria – 0.6%

$200		Nigerian Government International Bond, 144A	7.625%	11/28/47	B+	$214,494
445		Nigerian Government International Bond, Reg S	7.875%	2/16/32	B+	502,227
215		Nigerian Republic Treasury Bond, 144A	6.500%	11/28/27	B+	224,035
200		Nigerian Republic Treasury Bond, 144A	7.875%	2/16/32	B+	225,880
425		Nigerian Republic Treasury Bond, Reg S	5.125%	7/12/18	B+	429,267
		Total Nigeria				1,595,903

		Oman – 0.8%

260		Oman Government International Bond, 144A	3.625%	6/15/21	Baa2	260,000
245		Oman Government International Bond, 144A	3.875%	3/08/22	Baa2	246,470
230		Oman Government International Bond, 144A	4.750%	6/15/26	Baa2	223,235
435		Oman Government International Bond, 144A	5.375%	3/08/27	Baa2	438,804
400		Oman Government International Bond, 144A	6.500%	3/08/47	Baa2	400,580
500		Oman Government International Bond, Reg S	5.375%	3/08/27	Baa2	504,242
		Total Oman				2,073,331

		Pakistan – 0.1%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B	284,682

		Panama – 0.1%

91		Republic of Panama	9.375%	4/01/29	BBB	137,865

		Paraguay – 0.3%

200		Republic of Paraguay, 144A	4.700%	3/27/27	Ba1	209,500
200		Republic of Paraguay, Reg S	4.700%	3/27/27	Ba1	209,500
315		Republic of Paraguay, Reg S	6.100%	8/11/44	Ba1	359,100
		Total Paraguay				778,100

		Poland – 0.1%

168		Republic of Poland	3.250%	4/06/26	A2	171,549

		Qatar – 0.4%

965		State of Qatar, Reg S	2.375%	6/02/21	AA–	947,325

		Romania – 0.6%

306	EUR	Republic of Romania, 144A	2.875%	5/26/28	BBB–	389,033
198		Republic of Romania, Reg S	4.375%	8/22/23	BBB–	212,058
760	EUR	Republic of Romania, Reg S	3.875%	10/29/35	BBB–	1,001,330
		Total Romania				1,602,421

		Russia – 2.9%

195		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	210,404
235		Gazprom Neft OAO Via GPN Capital SA, Reg S	6.000%	11/27/23	BBB–	259,482
235		Lukoil International Finance, 144A	4.750%	11/02/26	BBB+	246,456
575		Rosneft International Finance, Reg S	4.199%	3/06/22	BB+	580,198
30,265	RUB	Russian Federal Bond–OFZ	8.500%	9/17/31	BBB–	567,223
600		Russian Federation, 144A	4.250%	6/23/27	BBB–	618,058
600		Russian Federation, 144A	5.250%	6/23/47	BBB–	627,213
1,100		Russian Federation, Reg S	5.000%	4/29/20	BBB–	1,154,960
800		Russian Federation, Reg S	4.875%	9/16/23	BBB–	865,319
800		Russian Federation, Reg S	4.750%	5/27/26	BBB–	848,722
400		Russian Federation, Reg S	4.250%	6/23/27	BBB–	411,800
200		Russian Federation, Reg S	5.625%	4/04/42	BBB–	224,000
600		Russian Federation, Reg S	5.250%	6/23/47	BBB–	627,213
		Total Russia				7,241,048

		Saudi Arabia – 0.7%

240		Saudi Government International Bond, 144A	2.375%	10/26/21	A1	234,110
465		Saudi Government International Bond, 144A	2.875%	3/04/23	A1	457,105
220		Saudi Government International Bond, 144A	3.625%	3/04/28	A1	218,020

NUVEEN	25

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Saudi Arabia (continued)

$215		Saudi Government International Bond, 144A	4.625%	10/04/47	A1	$219,580
680		Saudi Government International Bond, Reg S	2.375%	10/26/21	A1	663,313
		Total Saudi Arabia				1,792,128

		Senegal – 0.4%

200		Republic of Senegal, 144A	6.250%	5/23/33	Ba3	211,091
200		Republic of Senegal, Reg S	8.750%	5/13/21	Ba3	230,540
565		Republic of Senegal, Reg S	6.250%	7/30/24	Ba3	610,529
		Total Senegal				1,052,160

		South Africa – 0.9%

270		Eskom Holdings Limited, Reg S	6.750%	8/06/23	B1	274,673
665		Republic of South Africa	5.875%	9/16/25	Baa3	723,794
320		Republic of South Africa	4.850%	9/27/27	Baa3	323,373
435		Republic of South Africa	4.300%	10/12/28	Baa3	419,666
4,800	ZAR	Republic of South Africa	6.250%	3/31/36	Baa3	279,075
200		Republic of South Africa	5.000%	10/12/46	Baa3	189,200
		Total South Africa				2,209,781

		Sri Lanka – 1.1%

720		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	737,283
505		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	557,138
335		Republic of Sri Lanka, 144A	6.200%	5/11/27	B+	353,699
310		Republic of Sri Lanka, Reg S	6.250%	7/27/21	B+	329,832
200		Republic of Sri Lanka, Reg S	5.875%	7/25/22	B+	210,844
200		Republic of Sri Lanka, Reg S	6.850%	11/03/25	B+	220,649
200		Republic of Sri Lanka, Reg S	6.825%	7/18/26	B+	220,063
210		Republic of Sri Lanka, Reg S	6.200%	5/11/27	B+	221,722
		Total Sri Lanka				2,851,230

		Tajikistan – 0.1%

200		Republic or Tajikistan, 144A	7.125%	9/14/27	B–	191,416

		Tunisia – 0.2%

105	EUR	Banque de Tunisie, Reg S	5.625%	2/17/24	B1	132,526
385		Banque de Tunisie, Reg S	5.750%	1/30/25	B1	383,773
		Total Tunisia				516,299

		Turkey – 1.5%

1,635		Republic of Turkey, Government Bond	7.000%	6/05/20	Ba1	1,763,871
245		Republic of Turkey, Government Bond	5.625%	3/30/21	Ba1	257,887
615		Republic of Turkey, Government Bond	7.375%	2/05/25	Ba1	708,197
200		Republic of Turkey, Government Bond	6.000%	3/25/27	Ba1	212,943
205		Republic of Turkey, Government Bond	4.875%	4/16/43	Ba1	179,824
680		Republic of Turkey, Government Bond	5.750%	5/11/47	Ba1	663,000
		Total Turkey				3,785,722

		Ukraine – 1.0%

242		Republic of Ukraine, 144A	7.750%	9/01/21	B–	257,594
103		Republic of Ukraine, 144A	7.750%	9/01/22	B–	109,513
103		Republic of Ukraine, 144A	7.750%	9/01/23	B–	109,262
103		Republic of Ukraine, 144A	7.750%	9/01/25	B–	107,431
200		Republic of Ukraine, 144A	7.750%	9/01/27	B–	206,451
643		Republic of Ukraine, 144A	7.375%	9/25/32	B–	631,997
105		Republic of Ukraine, Reg S	7.750%	9/01/23	B–	111,384
350		Republic of Ukraine, Reg S	7.750%	9/01/25	B–	365,057
215		Republic of Ukraine, Reg S	7.750%	9/01/26	B–	221,996
235		Republic of Ukraine, Reg S	7.750%	9/01/27	B–	242,580
235		The State Export-Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	9.750%	1/22/25	B–	253,800
		Total Ukraine				2,617,065

26	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		United Arab Emirates – 0.8%

$360		Abu Dhabi National Energy Company, Reg S	4.375%	6/22/26	A3	$369,853
915		Emirate of Abu Dhabi, 144A	2.500%	10/11/22	AA	896,700
710		Emirate of Abu Dhabi, 144A	3.125%	10/11/27	AA	694,210
		Total United Arab Emirates				1,960,763

		Uruguay – 0.5%

35		Republic of Uruguay	7.875%	1/15/33	BBB	50,137
375		Republic of Uruguay	7.625%	3/21/36	BBB	534,394
496		Republic of Uruguay	5.100%	6/18/50	BBB	550,529
1,655	UYU	Republic of Uruguay, 144A	9.875%	6/20/22	BBB–	60,960
1,460	UYU	Republic of Uruguay, 144A	8.500%	3/15/28	BBB–	50,672
		Total Uruguay				1,246,692

		Venezuela – 0.3%

1,877		Petroleos de Venezuela S.A, Reg S, (7)	6.000%	11/15/26	C	411,008
360		Republic of Venezuela, Reg S, (7)	9.000%	5/07/23	Caa3	73,800
1,300		Republic of Venezuela, Reg S, (7)	9.250%	5/07/28	Caa3	263,250
		Total Venezuela				748,058

		Zambia – 0.4%

215		Republic of Zambia, Reg S	8.500%	4/14/24	B	237,259
725		Republic of Zambia, Reg S	8.970%	7/30/27	B	814,767
		Total Zambia				1,052,026
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $87,061,858)				90,760,183

Shares		Description (1)				Value

		REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 35.7% (24.7% of Total Investments)

		Diversified – 1.7%

124,700		Colony Northstar, Inc.				$1,422,827
67,625		Liberty Property Trust				2,908,551
		Total Diversified				4,331,378

		Health Care – 4.1%

133,550		Health Care Property Investors Inc.				3,482,984
72,735		Senior Housing Properties Trust				1,392,875
34,200		Ventas Inc.				2,052,342
51,265		Welltower Inc.				3,269,169
		Total Health Care				10,197,370

		Hotels, Restaurant & Leisure – 1.9%

116,567		Host Hotels & Resorts Inc.				2,313,855
27,225		LaSalle Hotel Properties				764,206
19,931		Park Hotels & Resorts, Inc.				573,016
29,675		Pebblebrook Hotel Trust				1,103,020
		Total Hotels, Restaurant & Leisure				4,754,097

		Industrial – 2.2%

87,748		Prologis Inc.				5,660,623

		Office – 4.8%

17,600		Alexandria Real Estate Equities Inc.				2,298,384
18,000		Boston Properties, Inc.				2,340,540
43,975		Douglas Emmett Inc.				1,805,614
29,100		Equity Commonwealth				887,841
50,475		Hudson Pacific Properties Inc.				1,728,769
8,725		SL Green Realty Corporation				880,614
25,900		Vornado Realty Trust				2,024,862
		Total Office				11,966,624

NUVEEN	27

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)						Value

	Residential – 6.2%

88,325	American Homes 4 Rents, Class A						$1,929,018
58,100	Apartment Investment & Management Company, Class A						2,539,551
20,775	AvalonBay Communities, Inc.						3,706,468
57,150	Equity Residential						3,644,456
5,850	Essex Property Trust Inc.						1,412,014
38,450	Invitation Homes, Inc.						906,266
39,900	UDR Inc.						1,536,948
	Total Residential						15,674,721

	Retail – 7.5%

101,250	DDR Corp						907,200
7,750	Federal Realty Investment Trust						1,029,277
48,900	Kimco Realty Corporation						887,535
64,300	Kite Realty Group Trust						1,260,280
45,641	Macerich Company						2,997,701
25,875	Regency Centers Corporation						1,790,033
35,560	Simon Property Group, Inc.						6,107,074
23,800	Taubman Centers Inc.						1,557,234
66,700	Weingarten Realty Trust						2,192,429
	Total Retail						18,728,763

	Specialized – 7.3%

16,100	Coresite Realty Corporation						1,833,790
89,425	CubeSmart						2,586,171
14,400	CyrusOne Inc.						857,232
15,000	Digital Realty Trust Inc.						1,708,500
8,825	Equinix Inc.						3,999,667
35,925	Life Storage, Inc.						3,199,840
19,299	Public Storage, Inc.						4,033,491
	Total Specialized						18,218,691
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $67,816,157)						89,532,267

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 31.7% (21.9% of Total Investments) (8)

	Aerospace & Defense – 0.6%

$990	Leidos Holdings, Inc., Term Loan B	3.625%	1-Month LIBOR	2.000%	8/16/23	BBB–	$999,905
493	Transdigm, Inc., Term Loan F	4.362%	1-Month LIBOR	2.750%	6/07/23	Ba2	493,813
1,483	Total Aerospace & Defense						1,493,718

	Airlines – 1.2%

480	American Airlines, Inc., Replacement Term Loan	3.552%	1-Month LIBOR	2.000%	6/27/20	BB+	481,047
1,980	American Airlines, Inc., Term Loan B	3.569%	1-Month LIBOR	2.000%	4/28/23	BB+	1,980,832
475	Delta Air Lines, Inc., Term Loan B1	3.991%	1-Month LIBOR	2.500%	10/18/18	Baa2	478,266
2,935	Total Airlines						2,940,145

	Automobiles – 0.7%

576	Chrysler Group LLC, Term Loan	3.510%	1-Month LIBOR	2.000%	12/31/18	BBB–	577,681
1,180	Formula One Group, Term Loan B	4.569%	1-Month LIBOR	3.000%	2/01/24	N/R	1,188,087
1,756	Total Automobiles						1,765,768

	Building Products – 0.4%

962	Quikrete Holdings, Inc., Term Loan B	4.319%	1-Month LIBOR	2.750%	11/15/23	N/R	964,654

	Capital Markets – 0.2%

492	RPI Finance Trust, Term Loan B6	3.693%	3-Month LIBOR	2.000%	3/27/23	Baa2	494,678

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Chemicals – 0.9%

$657	Axalta Coating Systems, Term Loan, First Lien	3.693%	3-Month LIBOR	2.000%	6/01/24	BBB–	$660,114
499	H.B. Fuller Company, Term Loan B	3.751%	1-Month LIBOR	2.250%	10/20/24	BB+	500,862
199	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	202,611
769	Univar, Inc., Term Loan B	4.069%	1-Month LIBOR	2.500%	7/01/24	BB	772,837
2,124	Total Chemicals						2,136,424

	Commercial Services & Supplies – 0.4%

735	ADS Waste Holdings, Inc., Term Loan B	3.739%	1-Week LIBOR	2.250%	11/10/23	BB+	737,894
189	West Corporation, Term Loan B	5.350%	1-Month LIBOR	4.000%	10/10/24	BB+	189,969
924	Total Commercial Services & Supplies						927,863

	Communications Equipment – 0.1%

192	CommScope, Inc., Term Loan B	3.383%	1-Month LIBOR	2.000%	12/29/22	Baa3	193,260

	Consumer Finance – 0.5%

916	First Data Corporation, Term Loan, First Lien	3.802%	1-Month LIBOR	2.250%	7/10/22	BB+	917,855
412	First Data Corporation, Term Loan, First Lien	3.802%	1-Month LIBOR	2.250%	4/26/24	BB+	413,103
1,328	Total Consumer Finance						1,330,958

	Containers & Packaging – 0.7%

372	Berry Global, Inc., Term Loan M	3.765%	1-Month LIBOR	2.250%	10/01/22	BBB–	373,906
1,261	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.319%	1-Month LIBOR	2.750%	2/05/23	B+	1,268,064
1,633	Total Containers & Packaging						1,641,970

	Diversified Consumer Services – 0.4%

1,074	Hilton Hotels Corporation, Term Loan B2	3.552%	1-Month LIBOR	2.000%	10/25/23	BBB–	1,080,459

	Diversified Financial Services – 0.2%

412	Veritas US, Inc., Term Loan B1	6.193%	3-Month LIBOR	4.500%	1/27/23	B+	413,026

	Diversified Telecommunication Services – 1.8%

1,224	CenturyLink, Inc., Term Loan B	4.319%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,183,163
772	Frontier Communications Corporation, Term Loan B	5.320%	1-Month LIBOR	3.750%	1/14/20	BB+	742,696
495	Greeneden U.S. Holdings II LLC, Term Loan B	5.443%	3-Month LIBOR	3.750%	12/01/23	B	498,416
511	Intelsat Jackson Holdings, S.A., Term Loan B	5.212%	3-Month LIBOR	3.750%	11/30/23	B1	501,391
78	Intelsat Jackson Holdings, S.A., Term Loan B4, (WI/DD)	TBD	TBD	TBD	TBD	B	79,461
125	Intelsat Jackson Holdings, S.A., Term Loan B5, (WI/DD)	TBD	TBD	TBD	TBD	B	126,851
227	Level 3 Financing, Inc., Tranche B, Term Loan	3.696%	3-Month LIBOR	2.250%	2/22/24	BBB–	227,081
263	WideOpenWest Finance LLC, Term Loan B	4.751%	1-Month LIBOR	3.250%	8/18/23	B	260,978
1,000	Ziggo B.V., Term Loan E	3.977%	1-Month LIBOR	2.500%	4/15/25	BB+	993,335
4,695	Total Diversified Telecommunication Services						4,613,372

	Electric Utilities – 0.6%

582	Energy Future Intermediate Holding Company, DIP Term Loan	4.567%	1-Month LIBOR	3.000%	6/30/18	N/R	584,157
806	Vistra Operations Co., Term Loan B	4.021%	2-Month LIBOR	2.500%	8/04/23	BB+	811,435
143	Vistra Operations Co., Term Loan C	3.834%	2-Month LIBOR	2.500%	8/04/23	BB+	143,795
1,531	Total Electric Utilities						1,539,387

	Electrical Equipment – 0.2%

625	Zebra Technologies Corporation, Term Loan B	3.371%	3-Month LIBOR	2.000%	10/24/21	BB	628,252

NUVEEN	29

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Energy Equipment & Services – 0.0%

$19	Drill Rigs Holdings, Inc., Restructure Term Loan	0.000%	N/A	N/A	9/20/24	B	$19,401

	Equity Real Estate Investment Trusts – 1.2%

565	Communications Sales & Leasing, Inc., Shortfall Term Loan	4.569%	1-Month LIBOR	3.000%	10/24/22	BB+	546,852
737	MGM Growth Properties, Term Loan B	3.819%	1-Month LIBOR	2.250%	4/25/23	N/R	740,688
965	SBA Communication, Incremental Tranche B1, Term Loan	3.820%	1-Month LIBOR	2.250%	3/24/21	N/R	968,884
734	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (7)	5.319%	1-Month LIBOR	3.750%	12/18/20	Caa2	704,216
3,001	Total Equity Real Estate Investment Trusts						2,960,640

	Food & Staples Retailing – 1.0%

1,626	Albertson’s LLC, Term Loan B4	4.319%	1-Month LIBOR	2.750%	8/25/21	BB	1,596,161
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.365%	1-Week LIBOR	3.875%	6/21/21	BB	1,003,750
2,626	Total Food & Staples Retailing						2,599,911

	Food Products – 1.2%

573	Jacobs Douwe Egberts, Term Loan B	3.688%	3-Month LIBOR	2.250%	7/04/22	BB	576,272
2,305	Sequa Corporation, Term Loan B	6.549%	3-Month LIBOR	5.000%	11/28/21	BBB–	2,321,013
2,878	Total Food Products						2,897,285

	Health Care Equipment & Supplies – 0.3%

442	Acelity, Term Loan B	4.943%	3-Month LIBOR	3.250%	2/02/24	B1	440,499
400	ConvaTec, Inc., Term Loan B	3.943%	3-Month LIBOR	2.250%	10/25/23	BB	402,352
842	Total Health Care Equipment & Supplies						842,851

	Health Care Providers & Services – 1.9%

955	Acadia Healthcare, Inc., Term Loan B1	4.319%	1-Month LIBOR	2.750%	2/11/22	N/R	961,282
250	Air Medical Group Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	250,990
261	Community Health Systems, Inc., Term Loan G	4.229%	3-Month LIBOR	2.750%	12/31/19	Ba3	253,007
304	Community Health Systems, Inc., Term Loan H	4.479%	3-Month LIBOR	3.000%	1/27/21	Ba3	290,484
802	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	4.319%	1-Month LIBOR	2.750%	6/24/21	BBB–	809,734
840	Envision Healthcare Corporation, Term Loan B, First Lien	4.570%	1-Month LIBOR	3.000%	12/01/23	BB–	843,266
56	HCA, Inc., Term Loan B9	3.569%	1-Month LIBOR	2.000%	3/18/23	BBB–	56,399
997	HCA, Inc., Tranche B8, Term Loan	3.819%	1-Month LIBOR	2.250%	2/15/24	BBB–	1,004,321
329	Millennium Laboratories, Inc., Term Loan B, First Lien	8.069%	1-Month LIBOR	6.500%	12/21/20	CCC+	133,631
250	PharMerica, Term Loan, First Lien	4.903%	2-Month LIBOR	3.500%	9/25/24	B1	251,625
5,044	Total Health Care Providers & Services						4,854,739

	Health Care Technology – 0.4%

993	Emdeon, Inc., Term Loan	4.319%	1-Month LIBOR	2.750%	3/01/24	Ba3	995,418

	Hotels, Restaurants & Leisure – 2.3%

500	Aramark Corporation, Term Loan B1	3.569%	1-Month LIBOR	2.000%	3/11/25	BBB–	503,205
1,769	Burger King Corporation, Term Loan B3	3.868%	1-Month LIBOR	2.250%	2/16/24	Ba3	1,770,913
565	Caesars Entertainment Operating Company, Inc., Term Loan B	4.069%	1-Month LIBOR	2.500%	10/07/24	BB	566,366
750	Caesars Resort Collection, Term Loan, First Lien	4.336%	1-Month LIBOR	2.750%	10/02/24	BB	754,286
1,785	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.693%	3-Month LIBOR	3.000%	4/01/24	B	1,768,589

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Hotels, Restaurants & Leisure (continued)

$494	YUM Brands, New Term Loan B	3.491%	1-Month LIBOR	2.000%	6/16/23	BBB–	$497,319
5,863	Total Hotels, Restaurants & Leisure						5,860,678

	Household Products – 0.6%

711	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1)	5.069%	1-Month LIBOR	3.500%	11/16/20	B1	531,976
632	Serta Simmons Holdings LLC, Term Loan, First Lien	4.849%	3-Month LIBOR	3.500%	11/08/23	B	582,165
342	Spectrum Brands, Inc., Refinanced Term Loan	3.490%	2-Month LIBOR	2.000%	6/23/22	BBB–	344,608
1,685	Total Household Products						1,458,749

	Independent Power & Renewable Electricity Producers – 0.1%

135	Dynegy, Inc., Tranche Term Loan C2	4.251%	1-Month LIBOR	2.750%	2/07/24	Ba3	135,668

	Industrial Conglomerates – 0.2%

449	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.615%	3-Month LIBOR	4.250%	6/16/24	B	451,229

	Internet and Direct Marketing Retail – 0.2%

453	Travelport LLC, Term Loan B	4.166%	3-Month LIBOR	2.750%	8/31/21	N/R	453,815

	Internet Software & Services – 0.3%

494	Ancestry.com, Inc., Term Loan, First Lien	4.660%	1-Month LIBOR	3.250%	10/19/23	B	496,759
381	Rackspace Hosting, Inc., 2017 Refinancing Term B Loan, First Lien	4.385%	3-Month LIBOR	3.000%	11/03/23	BB+	381,357
875	Total Internet Software & Services						878,116

	IT Services – 1.0%

381	Gartner, Inc., Term Loan A	3.569%	1-Month LIBOR	2.000%	3/21/22	N/R	383,205
248	Gartner, Inc., Term Loan B	3.569%	1-Month LIBOR	2.000%	4/05/24	BB+	249,366
497	Tempo Acquisition LLC, Term Loan B	4.569%	1-Month LIBOR	3.000%	5/01/24	B1	496,410
473	Vantiv, Inc., Term Loan B	3.477%	1-Month LIBOR	2.000%	10/14/23	BBB–	476,532
390	Vantiv, Inc., Term Loan B	3.477%	1-Month LIBOR	2.000%	8/07/24	BBB–	393,002
110	Vantiv, Inc., Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	110,235
493	WEX, Inc., Term Loan B	4.319%	1-Month LIBOR	2.750%	7/01/23	BB–	495,534
2,592	Total IT Services						2,604,284

	Leisure Products – 0.5%

1,029	24 Hour Fitness Worldwide, Inc., Term Loan B	5.443%	3-Month LIBOR	3.750%	5/28/21	Ba3	1,031,543
193	Academy, Ltd., Term Loan B	5.546%	1-Month LIBOR	4.000%	7/01/22	B3	152,894
1,222	Total Leisure Products						1,184,437

	Life Sciences Tools & Services – 0.1%

378	Inventiv Health, Inc., Term Loan B	3.819%	1-Month LIBOR	2.250%	8/01/24	Ba2	378,620

	Machinery – 0.2%

288	Gates Global LLC, Term Loan B	4.693%	3-Month LIBOR	3.000%	4/01/24	B+	290,466
205	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	3.802%	1-Month LIBOR	2.250%	8/21/24	BB+	206,218
493	Total Machinery						496,684

	Media – 2.9%

989	Cequel Communications LLC, Term Loan B	3.819%	1-Month LIBOR	2.250%	7/28/25	BB	986,466
958	Charter Communications Operating Holdings LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	959,209
92	Clear Channel Communications, Inc.,Term Loan E	9.193%	3-Month LIBOR	7.500%	7/30/19	Caa1	69,470
748	Clear Channel Communications, Inc., Tranche D, Term Loan	8.443%	3-Month LIBOR	6.750%	1/30/19	Caa1	563,048

NUVEEN	31

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Media (continued)

$1,079	Cumulus Media, Inc., Term Loan B, (7)	4.820%	1-Month LIBOR	3.250%	12/23/20	D	$930,295
295	Gray Television, Inc., Term Loan B2	3.611%	1-Month LIBOR	2.250%	2/07/24	BB	297,320
212	Lions Gate Entertainment Corp., Term Loan B	3.819%	1-Month LIBOR	2.250%	12/08/23	Ba2	212,642
84	Nexstar Broadcasting Group, Term Loan	3.861%	1-Month LIBOR	2.500%	1/17/24	BB+	84,279
665	Nexstar Broadcasting Group, Term Loan B	3.861%	1-Month LIBOR	2.500%	1/17/24	BB+	667,426
487	Springer Science & Business Media, Inc., Term Loan B13, First Lien	4.979%	3-Month LIBOR	3.500%	8/15/22	B2	489,451
1,488	Univision Communications, Inc., Term Loan C5	4.319%	1-Month LIBOR	2.750%	3/15/24	BB–	1,485,285
123	Yell Group PLC, PIK Term Loan B2, First Lien	8.500%	N/A	N/A	9/07/65	N/R	325,061
125	Yell Group PLC, Term Loan A2, First Lien	8.413%	3-Month LIBOR	7.000%	9/07/21	N/R	127,577
7,345	Total Media						7,197,529

	Multiline Retail – 0.3%

740	Dollar Tree, Inc., Term Loan B2	4.250%	N/A	N/A	7/06/22	BBB–	746,475

	Oil, Gas & Consumable Fuels – 0.3%

208	Fieldwood Energy LLC, Term Loan, First Lien	8.693%	3-Month LIBOR	7.000%	8/31/20	B3	189,658
134	Fieldwood Energy LLC, Term Loan, Second Lien, (7)	8.818%	3-Month LIBOR	7.125%	9/30/20	Ca	46,924
358	Fieldwood Energy LLC, Term Loan, Second Lien, (7)	8.818%	3-Month LIBOR	7.125%	9/30/20	Caa3	251,223
189	Harvey Gulf International Marine, Inc., Term Loan B, (7)	0.000%	N/A	N/A	6/18/20	CCC–	76,011
300	Seadrill Partners LLC, Initial Term Loan	4.693%	3-Month LIBOR	3.000%	2/21/21	CCC+	243,101
9	Southcross Holdings Borrower L.P., Term Loan B, First Lien (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	8,731
1,198	Total Oil, Gas & Consumable Fuels						815,648

	Personal Products – 0.7%

711	Coty, Inc., Term Loan A	3.122%	1-Month LIBOR	1.750%	10/27/20	BB+	706,595
988	Coty, Inc., Term Loan B	3.872%	1-Month LIBOR	2.500%	10/27/22	BB+	991,450
1,699	Total Personal Products						1,698,045

	Pharmaceuticals – 0.3%

744	Grifols, Inc., Term Loan B	3.739%	1-Week LIBOR	2.250%	1/31/25	BB	746,571
39	Valeant Pharmaceuticals International, Inc., Term Loan B	4.940%	1-Month LIBOR	3.500%	4/01/22	BB–	39,608
783	Total Pharmaceuticals						786,179

	Professional Services – 0.1%

247	Nielsen Finance LLC, Term Loan B4	3.432%	1-Month LIBOR	2.000%	10/04/23	BBB–	248,898

	Real Estate Management & Development – 0.2%

444	Capital Automotive LP, Term Loan, First Lien	4.070%	1-Month LIBOR	2.500%	3/25/24	B1	445,449

	Semiconductors & Semiconductor Equipment – 0.7%

870	Cavium, Inc., Term Loan B	3.819%	1-Month LIBOR	2.250%	8/16/22	BB	872,989
626	MaxLinear, Inc., Term Loan B	3.977%	1-Month LIBOR	2.500%	5/13/24	BB–	630,386
347	Microsemi Corporation, Term Loan B	3.589%	2-Month LIBOR	2.000%	1/15/23	BB	348,446
1,843	Total Semiconductors & Semiconductor Equipment						1,851,821

	Software – 2.3%

473	BMC Software, Inc., Term Loan, First Lien	4.819%	1-Month LIBOR	3.250%	9/10/22	B+	474,005
621	Computer Sciences Government Services, Term Loan B	3.693%	3-Month LIBOR	2.000%	11/30/23	BBB	624,049
725	Ellucian, Term Loan B, First Lien	4.943%	3-Month LIBOR	3.250%	9/30/22	B	726,272
610	Infor (US), Inc., Term Loan B	4.443%	3-Month LIBOR	2.750%	2/01/22	BB	612,887
495	Kronos Incorporated, Term Loan, First Lien	4.903%	3-Month LIBOR	3.500%	11/01/23	B	498,878

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Software (continued)

$291	McAfee Holdings International, Inc., Term Loan, First Lien, (DD1)	6.069%	1-Month LIBOR	4.500%	9/30/24	B1	$290,039
129	Micro Focus International PLC, New Term Loan	4.319%	1-Month LIBOR	2.750%	6/21/24	BB–	129,247
871	Micro Focus International PLC, Term Loan B	4.319%	1-Month LIBOR	2.750%	6/21/24	BB–	872,838
561	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.819%	1-Month LIBOR	2.250%	7/08/22	BB+	565,129
10	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.819%	1-Month LIBOR	2.250%	7/08/22	BB+	10,614
918	Tibco Software, Inc., Term Loan, First Lien	5.070%	1-Month LIBOR	3.500%	12/04/20	B1	921,756
5,704	Total Software						5,725,714

	Specialty Retail – 0.6%

1,000	Belron Finance US LLC, Initial Term Loan B	3.892%	3-Month LIBOR	2.500%	11/07/24	BB	1,011,720
463	Petco Animal Supplies, Inc., Term Loan B1	4.380%	3-Month LIBOR	3.000%	1/26/23	B1	352,004
148	Petsmart Inc., Term Loan B, First Lien	4.570%	1-Month LIBOR	3.000%	3/11/22	Ba3	118,659
1,611	Total Specialty Retail						1,482,383

	Technology Hardware, Storage & Peripherals – 1.1%

744	Dell International LLC, Refinancing Term Loan B	3.570%	1-Month LIBOR	2.000%	9/07/23	BBB–	744,039
799	Dell International LLC, Replacement Term Loan A3	3.070%	1-Month LIBOR	1.500%	12/31/18	BBB–	799,482
1,283	Western Digital U.S., Term Loan B3	3.569%	1-Month LIBOR	2.000%	4/29/23	BBB–	1,289,159
2,826	Total Technology Hardware, Storage & Peripherals						2,832,680

	Textiles, Apparel & Luxury Goods – 0.4%

1,000	Hanesbrands, Term Loan B	3.227%	1-Month LIBOR	1.750%	12/15/24	BBB–	1,005,315

	Trading Companies & Distributors – 0.6%

882	Avolon, Repriced Term Loan B2	3.751%	1-Month LIBOR	2.250%	3/21/22	N/R	876,404
575	HD Supply Waterworks, Ltd., Term Loan B	4.455%	6-Month LIBOR	3.000%	8/01/24	B+	580,212
1,457	Total Trading Companies & Distributors						1,456,616

	Wireless Telecommunication Services – 0.8%

992	Sprint Corporation, Term Loan, First Lien	4.125%	1-Month LIBOR	2.500%	2/02/24	Ba2	993,368
920	UPC Financing Partnership, Term Loan AR1, First Lien	3.977%	1-Month LIBOR	2.500%	1/15/26	BB	921,157
1,912	Total Wireless Telecommunication Services						1,914,525
$80,523	Total Variable Rate Senior Loan Interests (cost $80,100,966)						79,443,736

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity		Value

	STRUCTURED NOTES – 0.8% (0.6% of Total Investments)

60,000	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Class A Common Stock of First Data Corp. (Cap 110.12% of Issue Price), 144A	8.000%	$16.6770	$18.3647	6/19/18		$982,800
70,200	Merrill Lynch International Co., Warrant and Certificate Program Linked to Cypress Semiconductor Corp. (Cap 118.50% of Issue Price), 144A	10.000%	$13.4159	$15.8978	2/27/18		1,045,278
	Total Structured Notes (cost $1,942,416)						2,028,078

NUVEEN	33

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3% (0.2% of Total Investments)

	Food Products – 0.3%

$630	Land O’ Lakes Incorporated, 144A	8.000%	N/A (10)	BB	$705,600
$630	Total $1,000 Par (or similar) Institutional Preferred (cost $630,000)				705,600

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3% (0.2% of Total Investments)

	Consumer Finance – 0.3%

27,000	GMAC Capital Trust I	5.785%		B+	$700,650
	Total $25 Par (or similar) Retail Preferred (cost $671,550)				700,650

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)

	Pharmaceuticals – 0.3%

1,890	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	$669,438
	Total Convertible Preferred Securities (cost $1,685,155)				669,438

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$132	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	$98,010
$132	Total Corporate Bonds (cost $122,637)				98,010
	Total Long-Term Investments (cost $317,858,073)				358,270,209

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.6% (1.1% of Total Investments)

	INVESTMENT COMPANIES – 1.3% (0.9% of Total Investments)

3,177,962	BlackRock Liquidity Funds T-Fund Portfolio, (11)	N/A	N/A		$3,177,962

	REPURCHASE AGREEMENTS – 0.3% (0.2% of Total Investments)

$859	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $858,869, collateralized by $835,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $876,483	0.540%	1/02/18		858,817
	Total Short-Term Investments (cost $4,036,779)				4,036,779
	Total Investments (cost $321,894,852) – 144.5%				362,306,988
	Borrowings – (45.0)% (12), (13)				(112,900,000)
	Other Assets Less Liabilities – 0.5% (14)				1,403,734
	Net Assets Applicable to Common Shares – 100%				$250,810,722

34	NUVEEN

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Turkish Lira	5,000	U.S. Dollar	1,267	Citibank, National Association	3/21/18	$22
Euro	25,000	U.S. Dollar	29,931	Deutsche Bank AG	3/21/18	204
Chinese Yuan	1,606,000	U.S. Dollar	240,924	Goldman Sachs	3/21/18	4,588
Chinese Yuan	1,607,000	U.S. Dollar	241,146	Goldman Sachs	3/21/18	4,519
U.S. Dollar	155,589	Euro	131,000	Goldman Sachs	3/21/18	(2,321)
U.S. Dollar	233,311	South African Rand	3,236,000	Goldman Sachs	3/22/18	(25,229)
U.S. Dollar	107,277	Euro	90,000	HSBC Bank, USA	3/21/18	(1,210)
Egyptian Pound	8,420,000	U.S. Dollar	452,445	JPMorgan Chase Bank N.A.	4/26/18	7,924
Indian Rupee	15,270,000	U.S. Dollar	234,080	JPMorgan Chase Bank N.A.	3/21/18	3,417
Indonesian Rupiah	3,229,000,000	U.S. Dollar	236,038	JPMorgan Chase Bank N.A.	3/21/18	1,389
Peruvian Sol	227,000	U.S. Dollar	69,932	JPMorgan Chase Bank N.A.	3/21/18	(130)
Peruvian Sol	575,000	U.S. Dollar	177,168	JPMorgan Chase Bank N.A.	3/21/18	(357)
Russian Ruble	11,590,000	U.S. Dollar	195,595	JPMorgan Chase Bank N.A.	3/21/18	3,293
U.S. Dollar	234,747	Brazilian Real	783,000	JPMorgan Chase Bank N.A.	3/02/18	193
U.S. Dollar	181,767	Colombian Peso	555,117,000	JPMorgan Chase Bank N.A.	3/21/18	(3,016)
U.S. Dollar	187,525	Euro	158,000	JPMorgan Chase Bank N.A.	3/21/18	(2,930)
U.S. Dollar	282,150	Russian Ruble	16,981,000	JPMorgan Chase Bank N.A.	3/21/18	(9,249)
U.S. Dollar	3,681,496	Euro	3,113,000	Morgan Stanley Capital Services LLC	3/21/18	(70,959)
Polish Zloty	437,000	U.S. Dollar	122,653	UBS AG	3/21/18	2,921
Polish Zloty	438,000	U.S. Dollar	123,144	UBS AG	3/21/18	2,717
Total						$(84,214)
Total unrealized appreciation on forward foreign currency contracts						$31,187
Total unrealized depreciation on forward foreign currency contracts						$(115,401)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bobl	Short	(5)	3/18	$(794,233)	$(789,561)	$4,673	$22
Eurex Euro-Bund	Short	(9)	3/18	(1,760,290)	(1,745,925)	14,365	1,249
Eurex Euro-Buxl	Short	(5)	3/18	(1,000,427)	(983,036)	17,390	3,903
Total				$(3,554,950)	$(3,518,522)	$36,428	$5,174
Total receivable for variation margin on futures contracts							$5,174

Interest Rate Swaps - OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$56,200,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$699,791	$699,791
Total unrealized appreciation on interest rate swaps										$699,791

NUVEEN	35

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Perpetual security. Maturity date is not applicable.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http:// www.sec.gov.

(12)	Borrowings as a percentage of Total Investments is 31.2%.

(13)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Interbank Offered Rate

N/A	Not applicable

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

RUB	Russian Ruble

UYU	Uruguayan Peso

ZAR	South African Rand

See accompanying notes to financial statements.

36	NUVEEN

Statement of Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $317,858,073)	$358,270,209
Short-term investments, at value (cost approximates value)	4,036,779
Cash denominated in foreign currencies (cost $6,578)	9,041
Cash collateral at brokers for investments in futures contracts(1)	64,550
Unrealized appreciation on:
Forward foreign currency contracts	31,187
Interest rate swaps	699,791
Receivable for:
Dividends	571,010
Interest	1,765,249
Investments sold	1,416,015
Reclaims	110,943
Variation margin on futures contracts	5,174
Other assets	133,004
Total assets	367,112,952
Liabilities
Borrowings	112,900,000
Cash overdraft	812,763
Unrealized depreciation on forward foreign currency contracts	115,401
Payable for investments purchased	1,872,004
Accrued expenses:
Management fees	269,451
Interest on borrowings	15,233
Trustees fees	72,053
Other	245,325
Total liabilities	116,302,230
Net assets applicable to common shares	$250,810,722
Common shares outstanding	19,741,933
Net asset value (“NAV”) per common share outstanding	$12.70
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,419
Paid-in surplus	213,404,019
Undistributed (Over-distribution of) net investment income	(1,257,109)
Accumulated net realized gain (loss)	(2,605,109)
Net unrealized appreciation (depreciation)	41,071,502
Net assets applicable to common shares	$250,810,722
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	37

Statement of Operations	Year Ended December 31, 2017

Investment Income
Dividends (net of foreign tax withheld of $230,335)	$6,334,119
Interest	8,807,696
Total investment income	15,141,815
Expenses
Management fees	3,153,030
Interest expense on borrowings	2,292,933
Custodian fees	157,854
Trustees fees	11,615
Professional fees	55,375
Shareholder reporting expenses	68,466
Shareholder servicing agent fees	1,292
Stock exchange listing fees	6,958
Investor relations expense	73,214
Other	24,537
Total expenses	5,845,274
Net investment income (loss)	9,296,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,722,247
Forward foreign currency contracts	(213,858)
Futures contracts	(58,347)
Options written	28,277
Swaps	(1,393,846)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	11,121,424
Forward foreign currency contracts	(125,732)
Futures contracts	82,908
Swaps	2,126,000
Net realized and unrealized gain (loss)	20,289,073
Net increase (decrease) in net assets applicable to common shares from operations	$29,585,614

See accompanying notes to financial statements.

38	NUVEEN

Statement of Changes in Net Assets

	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$9,296,541	$9,063,534
Net realized gain (loss) from:
Investments and foreign currency	8,722,247	18,510,505
Forward foreign currency contracts	(213,858)	258,040
Futures contracts	(58,347)	(317,245)
Options written	28,277	141,828
Swaps	(1,393,846)	5,451
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	11,121,424	(6,022,750)
Forward foreign currency contracts	(125,732)	4,723
Futures contracts	82,908	(105,042)
Options written	—	(38,011)
Swaps	2,126,000	(225,481)
Net increase (decrease) in net assets applicable to common shares from operations	29,585,614	21,275,552
Distributions to Common Shareholders
From net investment income	(10,022,036)	(9,601,301)
From accumulated net realized gains	(12,320,467)	(11,719,987)
Return of capital	(4,064,307)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(26,406,810)	(21,321,288)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(1,025,370)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(1,025,370)
Net increase (decrease) in net assets applicable to common shares	3,178,804	(1,071,106)
Net assets applicable to common shares at the beginning of period	247,631,918	248,703,024
Net assets applicable to common shares at the end of period	$250,810,722	$247,631,918
Undistributed (Over-distribution of) net investment income at the end of period	$(1,257,109)	$(889,865)

See accompanying notes to financial statements.

NUVEEN	39

Statement of Cash Flows	Year Ended December 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$29,585,614
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(164,245,280)
Proceeds from sales and maturities of investments	177,522,409
Proceeds from (Purchases of) short-term investments, net	1,645,029
Proceeds from (Payments for) cash denominated in foreign currencies, net	95,923
Proceeds from (Payments for) closed foreign currency spot contracts	26,655
Proceeds from (Payments for) swap contracts, net	(1,393,846)
Premiums received (paid) for interest rate swaps	990,582
Premiums received for options written	28,109
Cash paid for terminated options written	(56,386)
Capital gain and return of capital distributions from investments	1,095,244
Payment-in-kind distributions	479
Proceeds from litigation settlement	23,055
Taxes paid on undistributed capital gains	2,662
Amortization (Accretion) of premiums and discounts, net	244,020
(Increase) Decrease in:
Cash collateral at brokers for investments in futures contracts	(22,780)
Receivable for dividends	(24,546)
Receivable for interest	135,027
Receivable for investments sold	2,016,952
Receivable for reclaims	(27,341)
Receivable for variation margin on futures contracts	20,918
Other assets	(4,167)
Increase (Decrease) in:
Payable for investments purchased	(2,034,893)
Accrued management fees	7,582
Accrued interest on borrowings	(136,208)
Accrued Trustees fees	7,986
Accrued other expenses	69,618
Net realized (gain) loss from:
Investments and foreign currency	(8,722,247)
Options written	(28,277)
Swaps	1,393,846
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(11,121,424)
Forward foreign currency contracts	125,732
Swaps	(2,126,000)
Net cash provided by (used in) operating activities	25,094,047
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	812,763
Proceeds from borrowings	500,000
Cash distributions paid to common shareholders	(26,406,810)
Net cash provided by (used in) financing activities	(25,094,047)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,274,902

See accompanying notes to financial statements.

40	NUVEEN

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NUVEEN	41

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2017	$12.54	$0.47	$1.03	$1.50	$(0.51)	$(0.62)	$(0.21)	$(1.34)	$—		$12.70	$12.30
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017	$112,900	$3,222
2016	112,400	3,203
2015	116,500	3,135
2014	116,500	3,320
2013	116,000	3,206

42	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.21%	22.48%	$250,811	2.30%	3.66%	46%
8.96	13.28	247,632	2.07	3.65	74
0.39	1.24	248,703	1.91	3.43	49
13.97	13.82	270,328	1.84	3.56	50
11.63	5.63	255,916	1.90	3.35	54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2017	0.90%
2016	0.64
2015	0.47
2014	0.41
2013	0.47

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	43

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,621,554

44	NUVEEN

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For financial reporting purposes, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

NUVEEN	45

Notes to Financial Statements (continued)

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

46	NUVEEN

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$54,000,251	$40,331,996	**	$—	$94,332,247
Emerging Market Debt and Foreign Corporate Bonds	—	90,760,183		—	90,760,183
Real Estate Investment Trust (REIT) Common Stocks	89,532,267	—		—	89,532,267
Variable Rate Senior Loan Interests	—	79,443,736		—	79,443,736
Structured Notes	—	2,028,078		—	2,028,078
$1,000 Par (or similar) Institutional Preferred	—	705,600		—	705,600
$25 Par (or similar) Retail Preferred	700,650	—		—	700,650
Convertible Preferred Securities	—	669,438		—	669,438
Corporate Bonds	—	98,010		—	98,010

Short-Term Investments:
Investment Companies	3,177,962	—		—	3,177,962
Repurchase Agreements	—	858,817		—	858,817

Investments in Derivatives:
Forward Foreign Currency Contracts***	—	(84,214)		—	(84,214)
Futures Contracts***	36,428	—		—	36,428
Interest Rate Swaps***	—	699,791		—	699,791
Total	$147,447,558	$215,511,435		$—	$362,958,993
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

NUVEEN	47

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$12,848,685	3.5%
Germany	10,799,751	3.0
Russia	6,829,249	1.9
Japan	6,640,815	1.8
Netherlands	6,590,626	1.8
Hungary	6,366,364	1.8
Argentina	5,665,753	1.6
Ireland	5,161,509	1.4
France	4,614,436	1.3
Croatia	4,189,308	1.2
Switzerland	3,998,450	1.1
Turkey	3,785,721	1.0
Dominican Republic	3,738,776	1.0
Azerbaijan	3,485,339	1.0
Spain	3,460,124	1.0
Indonesia	3,398,127	0.9
Other	71,709,123	19.8
Total non-U.S. Securities	$163,282,156	45.1%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

48	NUVEEN

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$858,817	$(858,817)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

NUVEEN	49

Notes to Financial Statements (continued)

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$5,084,697
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$31,187	Unrealized depreciation on forward foreign currency contracts	$(115,401)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered for those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Citibank, National Association	$22	$—	$22	$—	$22
Deutsche Bank AG	204	—	204	—	204
Goldman Sachs	9,107	(27,550)	(18,443)	—	(18,443)
HSBC Bank, USA	—	(1,210)	(1,210)	—	(1,210)
JPMorgan Chase Bank N.A.	16,216	(15,682)	534	—	534
Morgan Stanley Capital Services LLC	—	(70,959)	(70,959)	—	(70,959)
UBS AG	5,638	—	5,638	—	5,638
Total	$31,187	$(115,401)	$(84,214)	$—	$(84,214)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency exchange rate	Forward contracts	$(213,858)	$(125,732)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and

50	NUVEEN

conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$2,658,011
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$36,428	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(58,347)	$82,908

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

NUVEEN	51

Notes to Financial Statements (continued)

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$70,260,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$699,791	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflect in the cumulative unrealized appreciation (depreciation) present above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$699,791	$—	$699,791	$—	$(699,791)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

52	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,393,846)	$2,126,000

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$ —
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not write any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Price	Options written	$28,277	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	53

Notes to Financial Statements (continued)

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/17	Year Ended 12/31/16
Common shares repurchased and retired	—	(104,500)
Weighted average common share:
Price per share repurchased and retired	$—	$9.79
Discount per share repurchased and retired	—%	16.56%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $164,245,280 and $177,522,409, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$324,467,799
Gross unrealized:
Appreciation	$48,906,962
Depreciation	(11,067,773)
Net unrealized appreciation (depreciation) of investments	$37,839,189

Tax cost of futures	$36,428
Net unrealized appreciation (depreciation) of futures	—

Tax cost of forwards	$(93,039)
Net unrealized appreciation (depreciation) of forwards	8,825

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	699,791

54	NUVEEN

Permanent differences, primarily due to foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2017, the Fund’s tax year end, as follows:

Paid-in surplus	$505
Undistributed (Over-distribution of) net investment income	358,251
Accumulated net realized gain (loss)	(358,756)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[1]	$10,256,559
Distributions from net long-term capital gains[2]	12,085,944
Return of capital	4,064,307

2016
Distributions from net ordinary income[1]	$12,604,052
Distributions from net long-term capital gains	8,717,236
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.
[2]	The Fund designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2017.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$781,415
Late-year ordinary losses[4]	53,089
[3]	Capital losses incurred from November 1, 2017 through December 31, 2017, the Fund’s tax year end.
[4]	Specified losses incurred from November 1, 2017 through December 31, 2017.

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

NUVEEN	55

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for the Fund was 0.1595%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has a borrowing arrangement as a means of leverage.

The Fund has entered into a $125,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit with its custodian bank (“Borrowing”). As of the end of the reporting period, the outstanding balance on these Borrowings was $112,900,000.

During May 2017, the Fund renewed these Borrowings with its custodian bank through May 18, 2018 (the “Renewal Date”).

Prior to May 18, 2017, interest was charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) rate plus 0.85% or (b) the Federal Funds rate plus 0.85%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings through the Renewal Date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%.

As of May 18, 2017, interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.75% or (b) the Federal Funds rate plus 0.75%. The Fund also incurred a 0.10% upfront fee based on the maximum commitment amount of the Borrowings. All other terms remained unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $112,653,425 and 1.87%, respectively.

56	NUVEEN

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

NUVEEN	57

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JDD
% DRD	11.3%
% QDI	32.3%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

58	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JPMorgan Government Bond Index-Emerging Markets (GBI-EM): A comprehensive emerging market debt benchmark that tracks local currency bonds issued by Emerging Market governments. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the GBI-EM Global Diversified are identical to those covered by the GBI-EM Global Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	MSCI ACWI Ex-U.S. Index: A market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	59

Glossary of Terms Used in this Report (continued)

∎	MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	NASDAQ-100 Index: An index that includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

60	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	61

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

62	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

NUVEEN	63

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(2)(3)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

64	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

NUVEEN	65

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

66	NUVEEN

Notes

NUVEEN	67

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-1217D        427220-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$36,750	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$35,690	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$0	$0	$0	$0
December 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

Security Capital

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Symphony

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

Security Capital Research & Management Incorporated

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 44 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President’s Call to Service Award, December 2008.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 36 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 30 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).	Other Accounts Managed by Portfolio Managers as of December 31, 2017

(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(a)(2) For each person identified in column (a)(1), provide
number of accounts other than the Funds managed by the
person within each category below and the total assets in the
	accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	2	$0.3	2	$0.9	136	$2.6
Kenneth D. Statz	2	$0.3	2	$0.9	136	$2.6
Kevin W. Bedell	2	$0.3	2	$0.9	136	$2.6

(a)(3) Performance Fee Accounts. For each of the categories in column (a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
	performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	—	—	—	—	3	$0.3
Kenneth D. Statz	—	—	—	—	3	$0.3
Kevin W. Bedell	—	—	—	—	3	$0.3

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).	FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2017

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2017

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	2	$772	25	$14.6	24	$9.6

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	0	$0	4	$2.1	4	$1.1

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a Partner.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James W. Valone	X

Symphony

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of a portion of the registrant’s debt investments:

•	Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•	Scott Caraher, Co-Portfolio Manager

Gunther Stein, is Chief Investment Officer and Chief Executive Officer at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher, Co-Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony Portfolio Managers
As of 12/31/17

	Gunther Stein	Scott Caraher
(a) RICs
Number of accts	17	9
Assets	$7.06 billion	$4.76 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	41	4
Assets	$9.45 billion	$1.35 billion
Performance fee accts
Number of accts	6	0
Assets	$871 million	$0

(c) Other
Non-performance fee accts
Number of accts	14	6
Assets	$1.25 billion	$1.12 billion
Performance fee accts
Number of accts	0	0
Assets	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable. Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Scott Caraher	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

James T. Stephenson, CFA, Managing Director, Portfolio Manager and Equity Analyst

Prior to joining NWQ in 2006, Jim spent seven years at Bel Air Investment Advisors, LLC, formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Jim was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Jim received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AS OF DECEMBER 31, 2017

	James Stephenson		Thomas Ray
(a) RICs
Number of accts	5		7
Assets ($000s)	$529 million		$2.1 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	0		2
Assets ($000s)	$0		$385 million

(c) Other
Non-performance fee accts
Number of accts	8		1618
Assets ($000s)	$84 million	*	1.0 billion	**
Performance fee accts
Number of accts	0		0
Assets ($000s)	0		0

* includes approximately $13.2 million in non-discretionary assets as of 12/31/17.

** includes approximately $220 million in model-based and other non-discretionary assets as of 12/31/17.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Executive Committee. Total compensation (TC) consists of both a base salary and annual variable compensation composed of a cash bonus and deferred compensation. TC can be a multiple of the base salary.

NWQ annually benchmarks TC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total compensation levels to ensure it remains competitive.

To further strengthen our incentive compensation package and to create an even stronger alignment with clients and the long-term success of the firm, NWQ has implemented a long-term incentive program. The annual bonus pool for NWQ is tied first and foremost to investment performance, along with considerations for flows, revenue and firm discretion.

Individual bonuses out of that pool, including the Investment Team, are based primarily on the following:

•	Overall performance of client portfolios

•	For NWQ’s analysts, objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

In addition, a portion of annual bonuses will be deferred and tied to Nuveen’s long-term performance.

Lastly, key individuals have received retention long-term performance compensation that will vest in five years. The program is designed to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Stephenson	X
Thomas Ray	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018